SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 17, 2007
Date of Report
(Date of Earliest Event Reported)

ATLAS MINING COMPANY
(Exact name of Registrant as Specified in its Charter)

630 EAST MULLAN AVENUE
OSBURN, IDAHO 83849
(Address of Principal Executive Offices)

(208) 556-1181
(Registrant's Telephone Number)

IDAHO	000-31380	82-0096527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ]  Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17 CFR 240.14a-12(b))

    [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

    This Form 8-K and other reports filed by Registrant  from time to time with the Securities and Exchange  Commission  (collectively the "Filings") contain or may  contain  forward  looking  statements  and  information that are based upon beliefs of, and information  currently available to, Registrant's  management as well as estimates and assumptions made by Registrant's management.  When used in the filings the words "anticipate", "believe",  "estimate", "expect", "future", "intend",  "plan" or the negative of these terms and similar expressions as they relate  to Registrant  or  Registrant's  management  identify  forward  looking statements.  Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's  operations and results of operations and any businesses that may be acquired by Registrant.  Should one or more of these risks or uncertainties  materialize,  or should the underlying assumptions prove incorrect,  actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

    Although Registrant believes that the expectations reflected in the forward looking  statements are reasonable,  Registrant cannot guarantee future results,  levels  of  activity,  performance  or  achievements. Except  as  required  by applicable law,  including the securities laws of the United States,  Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

    On April 17, 2007 the chief accounting officer of Atlas Mining Company (the “Company”) determined that it will be necessary to restate the Company's audited consolidated financial statements and other financial information at and for the fiscal year ended December 31, 2005 and its unaudited consolidated financial statements and other financial information at and for the fiscal quarters ended March 31, June 30 and September 30, 2006.

    During the audit of the Company’s financial statements at December 31, 2006, four areas were discovered that had not had proper accounting at its year ended December 31, 2005.  The four areas of deficiency included: (1) prepayments on equipment that had been classified as fixed assets, (2) equipment purchases through leasing that were classified as lease/rental expense, (3) common stock warrants where related warrant expense had not been recorded at year end, and (4) available for sale securities that had been received as payment of amounts owed to the Company, but not recorded as part of debt forgiveness.  In addition, the valuation of available for sales securities have been reviewed and recalculated.  Management has also elected to reclassify the acquisition of equipment that was originally disclosed as office equipment, but is better identified as laboratory equipment.

    The above deficiencies (as corrected) have been adjusted into the December 31, 2005 comparative column of these financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on April 17, 2007.

    The effect of the adjustments and reclassification on the financial statements as of and for the year ended December 31, 2005 is as follows:

Consolidated Balance Sheet at December 31, 2005:
Investments available for sale decreased by $15,784
Deposits increased by $19,649
Mining equipment increased by $39,500
Laboratory equipment increased by $5,740
Office equipment decreased by $25,389
Total assets increased by $23,714
Current portion of long term debt increased by $12,500
Leases payable increased by $26,000
Common stock increased by $2,168
Accumulated deficit increased by $7,947
Accumulated other comprehensive income decreased by $123,392
Total liabilities and stockholders equity increased by $23,714

Consolidated Statement of Operations for the year ended December 31, 2005:
General and administrative expenses increased by $115,554
Gain on settlement of debt increased by $107,608
Net loss increased by $7,947

Consolidated Statement of Stockholders' Equity (Deficit) at December 31, 2005:
Warrant expense cost was recorded at $129,053
Net loss increased by $7,947
Accumulated deficit increased by $7,947
Total Stockholders' Deficit decreased by $2,314

Consolidated Statement of Cash Flows for the year ended December 31, 2005:
Net loss increased by $7,947
Gain on settlement of debt increased by $107,608
Change in deposits and prepaids increased by $89,081
Purchases of equipment increased by $19,851
Payments on leases payable increased by $13,500
Proceeds from leases payable increased by $39,500

The Company plans to file an amended Form 10-KSB for the year ended December 31, 2005, and Form 10-Qs for the quarters ended March 31, June 30 and September 30, 2006. Until this is completed, the financial statements contained in the aforementioned reports should not be relied upon.

The chief accounting officer of the Company discussed with Chisholm, Bierwolf & Nilson, LLC, the Company's independent accountants, the above-described matters.

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on April 17, 2007, reflects the above-described adjustments.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the Registrant  has duly  caused  this  report  to be  signed  on its behalf by the undersigned hereunto duly authorized.

ATLAS MINING COMPANY

DATE: April 23, 2007	BY: /s/ WILLIAM T. JACOBSON, PRESIDENT
WILLIAM T. JACOBSON